EXHIBIT 10.6
FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”), dated as of March 26, 2020 (the “Effective Date”) is entered into by and between T-Mobile US, Inc. (the “Company”), and G. Michael Sievert (“Executive”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Employment Agreement (as defined below).
RECITALS
        WHEREAS, the Company and Executive are parties to that certain Employment Agreement, dated as of November 15, 2019 (as amended, the “Employment Agreement”), which sets forth the terms and conditions of Executive’s employment with the Company;
WHEREAS, on April 29, 2018, the Company, Sprint Corporation and certain other parties named therein entered into a business combination agreement (such agreement, as amended from time to time, the “BCA”, and the closing of the transactions contemplated under the BCA, the “Closing”); and
        WHEREAS, the Company and Executive mutually desire to amend the Employment Agreement as set forth herein.
NOW, THEREFORE, in consideration of Executive’s continued service with the Company, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, effective as of the Effective Date, the Company and Executive hereby agree as follows:
AMENDMENT
1.The Employment Agreement is hereby amended to provide that the “CEO Start Date” means the earlier of (i) immediately following the Closing on the date on which the Closing occurs or (ii) April 30, 2020.
2.This First Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.
3.Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.
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        IN WITNESS WHEREOF, the Company and Executive have executed this First Amendment effective as of the date first above written.

COMPANY
T-Mobile US, Inc.

/s/ Kelvin R. Westbrook
Kelvin R. Westbrook
Chair, Compensation Committee of the Board of Directors

EXECUTIVE

/s/ G. Michael Sievert
G. Michael Sievert

(Signature Page to First Amendment to Employment Agreement)